UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT –October 1, 2009

INTERAMERICAN GAMING, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31639	88-0436364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

144 Front Street West, Suite 700
Toronto, Ontario Canada M5J 2L7
(Address of principal executive offices)

(416) 477-5656
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01  Change in Registrant’s Certifying Accountant

Effective October 1, 2009, the firm of Rotenberg and Company LLP (“Rotenberg”), our independent accountant who audited our consolidated financial statements for our fiscal years ending September 30, 2008 and 2007 merged with another CPA firm, EFP Group (“EFP”) to form a new firm.  All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP.  EFP Rotenberg LLP succeeds Rotenberg and Company LLP as the independent registered public accounting firm.

Our future audit opinions will be provided by EFP Rotenberg LLP, the merged firm. Previously issued audit opinions will be re-issued or consent to include previously issued Rotenberg opinions in Securities Exchange Commission filings will be provided by Rotenberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, InterAmerican Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

InterAmerican Gaming, Inc.

Date: October 6, 2009	By:	/s/ Gary N. Hokkanen
Name: Gary N. Hokkanen
Title : Chief Financial Officer